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Exhibit 4.1

NUMBER IM	IMMUNICON CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES

COMMON STOCK		CUSIP 54260A 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF, $.001 PAR VALUE PER SHARE, OF

IMMUNICON CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: /s/ James G. Murphy SENIOR VICE PRESIDENT, FINANCE AND ADMINISTRATION, CHIEF FINANCIAL OFFICER AND TREASURER	IMMUNICON CORPORATION CORPORATE SEAL 1983	/s/ Edward L. Erickson CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
STOCKTRANS, INC. 44 W. LANCASTER AVENUE ARDMORE, PA 19003
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED OFFICER

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	Custodian		UNIF TRANS MIN ACT—	Custodian
				(Cust)	(Minor)		(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors			under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act (State)			Act (State)

Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED,                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee of the common shares represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. ALTERNATIVELY, A DULY NOTARIZED SIGNATURE WILL SUFFICE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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  Exhibit 4.1